UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

SCHOLAR ROCK HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To be held June 21, 2023
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, will be held on June 21, 2023 at 12:30 p.m. Eastern Time. The Annual Meeting will be held entirely online this year. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2023 and entering the 16-digit control number included on your proxy card. You will not be able to attend the Annual Meeting in person. The purpose of the Annual Meeting is the following:
1.
To elect three Class II directors to our Board of Directors, each to serve until the 2026 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Scholar Rock Holding Corporation stockholders of record at the close of business on April 24, 2023 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement.
The Board of Directors recommends that you vote in favor of each of proposals one and two as outlined in the accompanying proxy statement.
Your vote is important. Whether or not you are able to attend the meeting online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting online, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.
By order of the Board of Directors,
Jay T. Backstrom
President and Chief Executive Officer
Cambridge, Massachusetts
May 1, 2023

Page
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS to be held June 21, 2023	1
SCHOLAR ROCK HOLDING CORPORATION	3
PROXY STATEMENT	3
PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	14
CORPORATE GOVERNANCE	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37
REPORT OF THE AUDIT COMMITTEE	42
HOUSEHOLDING	43
STOCKHOLDER PROPOSALS	44
OTHER MATTERS	44

SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 21, 2023
This proxy statement contains information about the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, which will be held on June 21, 2023 at 12:30 p.m. Eastern Time. The Annual Meeting will be held entirely online this year. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2023 and entering the 16-digit control number included on your proxy card. The Board of Directors of Scholar Rock Holding Corporation (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Scholar Rock,” “we,” “us,” and “our” refer to Scholar Rock Holding Corporation. The mailing address of our principal executive offices is Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy at any time before it is exercised at the virtual meeting by giving our Corporate Secretary written notice to that effect and as otherwise described in this proxy statement.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022 first available to stockholders on or around May 1, 2023.
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2023 Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form.
As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about May 1, 2023 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earlier to occur of (1) the last day of 2023, (2) the last day of the fiscal year in which we have total annual gross revenues of at least $1.235 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” under the rules of the U.S. Securities and Exchange Commission (the “SEC”) which means the market value of our equity securities that is held by non-affiliates exceeds $700 million as of June 30th of that fiscal year, and (4) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 21, 2023:
This proxy statement, the Notice of Internet Availability of Proxy Materials and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

SCHOLAR ROCK HOLDING CORPORATION
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Who is soliciting my vote?
Scholar Rock’s Board of Directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 24, 2023.
How many votes can be cast by all stockholders?
There were 54,291,331 shares of our common stock, par value $0.001 per share, outstanding on April 24, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our undesignated preferred stock were outstanding as of April 24, 2022.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
•
By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 20, 2023.

•
By Internet (before the Annual Meeting).   You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 20, 2023.

•
By Mail.   You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Proxy cards submitted by mail must be received no later than by June 20, 2023 to be voted at the Annual Meeting.

•
During the Annual Meeting.   You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SRRK2023. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.

•
By QR Code.   You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern Time on June 20, 2023.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on June 20, 2023, and mailed proxy cards must be received by June 20, 2023 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Scholar Rock common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Why is the Annual Meeting a virtual, online meeting?
We believe that hosting a virtual meeting will facilitate shareholder attendance and participation by enabling shareholders to participate from any location around the world and improves our ability to communicate more effectively with our shareholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
How do I participate in the Virtual Annual Meeting?
We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/SRRK2023 and enter the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. You may begin to log into the meeting platform beginning at 12:15 p.m. Eastern Time on June 21, 2023. The meeting will begin promptly at 12:30 p.m. Eastern Time on June 21, 2023. We encourage you to access the Annual Meeting before it begins.
Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/SRRK2023. Stockholders may submit questions during the 2023 Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/SRRK2023 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How do I ask questions during the Virtual Annual Meeting?
Stockholders may submit questions during the 2023 Meeting using the “Ask a Question” field on the virtual meeting website.
You will need to log in to the virtual meeting through www.virtualshareholdermeeting.com/SRRK2023 with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question during the meeting.
Time has been allocated on the agenda to respond to questions submitted during the 2023 Meeting. Questions we do not answer during the 2023 Meeting will be answered in writing and posted on the Company’s website at investors.dow.com. Please refer to the 2023 Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2023 Meeting at www.virtualshareholdermeeting.com/SRRK2023.
We encourage you to access the 2023 Meeting early. Online check-in will begin approximately 15 minutes before the 12:30 PM Eastern Time start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.
Where may I find copies of Proxy Materials and the Annual Report?
The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at https://investors.scholarrock.com and at www.proxyvote.com.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 20, 2023, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws (“bylaws”) provide that a majority of the shares entitled to vote, represented at the virtual Annual Meeting or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were 54,291,331 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 27,199,957 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
Under our bylaws, directors are elected by plurality vote. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, “withhold” authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker “non-votes” will have no effect on the election of the nominees. If nominees are unopposed, election requires only a single “for” vote.
The appointment of the Company’s auditor is approved by majority vote. This means that there must be more “for” votes than “against” votes. You may vote to “withhold” authority to vote your shares with respect to this vote. Withholding authority to vote your shares with respect to Proposal 2 will have no effect on outcome of the vote. Broker “non-votes” will also have no effect on the outcome of the vote.

The vote required, and the method of calculation, for each proposal at the Annual Meeting is described below.
Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Approval of the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	Majority of votes cast	Yes
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than January 2, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the Securities Exchange Commission, or SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 17, 2024. Rule 14a-8 proposals must be delivered by mail to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. We also encourage you to submit any such proposals via email to legal@scholarrock.com.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2024. Stockholder proposals and the required notice should be addressed to our Secretary at our principal executive offices at the address set forth above.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS
Our Board of Directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Srinivas Akkaraju, M.D., Ph.D., Jay Backstrom, M.D., M. P.H., and Joshua Reed, and their terms will expire at the Annual Meeting of stockholders to be held in 2025;

•
the Class II directors are David Hallal (Chair), Kristina Burow, and Michael Gilman, Ph.D., and their terms will expire at the Annual Meeting of stockholders to be held this year; and

•
the Class III directors are Richard Brudnick, Jeffrey S. Flier, M.D., Amir Nashat, Sc.D., and Akshay Vaishnaw, M.D., Ph.D., and their terms will expire at the Annual Meeting to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Our Board of Directors has nominated David Hallal, Kristina Burow and Michael Gilman, Ph.D. for election as the Class II directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
Nominees for Election as Class II Directors
The following table identifies our nominees for Class II directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 24, 2023.
Name	Positions and Offices Held with Scholar Rock	Director Since	Age
David Hallal	Director	2017	56
Kristina Burow	Director	2014	49
Michael Gilman, Ph.D.	Director	2013	68
David Hallal has served as the Chairman of our Board of Directors since July 2017. He also serves as the Chairman of the Board of Directors of iTeos Therapeutics SA and as a member of the Board of Directors of Seer Biosciences, Inc. Since December 2017, Mr. Hallal has served as Chairman and Chief Executive Officer of ElevateBio, LLC. From September 2018 until May 2021, Mr. Hallal served as Chairman and Chief Executive Officer of AlloVir, Inc. and since May 2021, serves as its Executive Chairman. Prior to that, from June 2006 to December 2016, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., most recently serving as Chief Executive Officer and a board member. Prior to his role as CEO, Mr. Hallal served Alexion as COO and a board member as well as Chief Commercial Officer and Head of Commercial Operations. Prior to Alexion from 2004 to 2006, Mr. Hallal served as Vice President of Sales for OSI Eyetech, Inc. From 2002 to 2004, Mr. Hallal served as Head of Sales at Biogen Inc. From 1992 to 2002, Mr. Hallal held various leadership roles at Amgen Inc. From 1988 to 1992, Mr. Hallal began his pharmaceutical career at The Upjohn Company as a sales representative. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. Our Board of Directors believes that Mr. Hallal’s experience as an executive at numerous pharmaceutical companies qualifies him to serve as our Chairman of the Board of Directors.

Kristina Burow has served as a director since August 2014. Ms. Burow is a Managing Director with ARCH Venture Partners and is focused on the creation and development of biotechnology, pharmaceutical and health tech companies. Since joining ARCH in 2002, Ms. Burow has risen from Associate to Managing Director and has played a significant role in the growth of ARCH’s life science portfolio, including multiple public companies exceeding billion dollar valuations. Ms. Burow is a board member of BEAM Therapeutics Inc., Vividion Therapeutics, Inc., RBNC Therapeutics, Inc., Gossamer Bio, Inc., UNITY Biotechnology, Inc., Boundless Bio, Inc., Autobahn Therapeutics, Inc., ROME Therapeutics, Inc.,Boragen Inc., AgBiome LLC, Asteroid Therapeutics, Inc., Kisbee Therapeutics, Inc., Pretzel Therapeutics, Inc., and TreeLine Biosciences, Inc. She previously was a co-founder and board member of Receptos, Inc. (acquired by Celgene) and was a Director of Vir Biotechnology, and Blackthorn Therapeutics, Inc. Ms. Burow has participated in and led investments in a number of other ARCH portfolio companies including Erasca, Inc., Dewpoint Therapeutics, Inc., Mindstrong Health, Aledade, Inc., Kura Oncology, Inc., KYTHERA Biopharmaceuticals Inc. (acquired by Allergan), and Ikaria, Inc. (acquired by Mallinckrodt Pharmaceuticals). Prior to joining ARCH, Ms. Burow was an Associate with the Novartis BioVenture Fund in San Diego. As an early employee at the Genomics Institute of the Novartis Research Foundation (GNF), she directed Chemistry Operations and was active in Business Development where she helped create numerous companies as spin-outs from GNF. Ms. Burow holds a M.B.A. from the University of Chicago, a M.A. in Chemistry from Columbia University and a B.S. in Chemistry from the University of California, Berkeley. Our Board of Directors believes that Ms. Burow’s extensive experience investing in biopharmaceutical and biotechnology companies and her experience on Boards of Directors in the medical industry qualifies her to serve on our Board of Directors.
Michael Gilman, Ph.D. has served as a director since November 2013. Mr. Gilman is currently Chief Executive Officer for Arrakis Therapeutics, Inc., a role he has served in since 2016. From October 2016 to April 2019, Mr. Gilman was Chief Executive Officer for Obsidian Therapeutics, Inc. Previously, from 2014 to 2016, Mr. Gilman was Founder and Chief Executive Officer of Padlock Therapeutics, Inc. Prior to Padlock, Mr. Gilman served as Senior Vice President, Early-Stage Pipeline, at Biogen Idec Inc. from 2012 to 2013. He joined Biogen Idec Inc. in 2012 following its acquisition of Stromedix, Inc., where he was Founder and Chief Executive Officer. Prior to founding Stromedix in 2006, from 1999 to 2005, Mr. Gilman served in a variety of capacities, most recently as Executive Vice President, Research at Biogen Idec. From 1994 to 1999, Mr. Gilman was at ARIAD Pharmaceuticals, Inc., where he was Executive Vice President and Chief Scientific Officer. From 1986 to 1994, Mr. Gilman was on the scientific staff of Cold Spring Harbor Laboratory in New York. He also serves on the Board of Directors of Arrakis Therapeutics, Inc., Obsidian Therapeutics, Inc. and Novartis Venture Fund, and on the Scientific Advisory Board of FutuRx, an Israeli biotech accelerator. He previously served on the Board of Directors of X4 Pharmaceuticals, Inc. from September 2014 to March 2019. Mr. Gilman was a postdoctoral fellow with Dr. Robert Weinberg at the Whitehead Institute. He holds a Ph.D. in Biochemistry from University of California, Berkeley, and a S.B. in Life Sciences from Massachusetts Institute of Technology. Our Board of Directors believes that Mr. Gilman’s extensive experience in the pharmaceuticals industry qualifies him to serve on our Board of Directors.
The Board of Directors unanimously recommends voting “FOR” the election of David Hallal, Kristina Burow and Michael Gilman, Ph.D. as the Class II directors, each to serve for a three-year term ending at the Annual Meeting of stockholders to be held in 2026 or until their successors have been duly elected and qualified.

Directors Not Standing for Election or Re-Election
The following table and paragraphs identify our directors who are not standing for election or re-election at this year’s Annual Meeting, and sets forth their principal occupation and business experience during the last five years and their ages as of April 24, 2023.
Name	Positions and Offices Held with Scholar Rock	Director Since	Class and Year in Which Term Will Expire	Age
Srinivas Akkaraju, M.D., Ph.D.	Director	2022	Class I — 2025	55
Jay Backstrom, M.D., M.P.H.	Director	2022	Class I — 2025	68
Joshua Reed	Director	2021	Class I — 2025	50
Richard H. Brudnick	Director	2023	Class III — 2024	66
Jeffrey S. Flier, M.D.	Director	2016	Class III — 2024	75
Amir Nashat, Sc. D.	Director	2012	Class III — 2024	50
Akshay Vaishnaw, M.D., Ph.D.	Director	2019	Class III — 2024	60
Class I Directors
Srinivas Akkaraju, M.D., Ph.D. has served as a director since July 2022. Dr. Akkaraju is a Founder and Managing General Partner at Samsara BioCapital. Previously, from April 2013 to February 2016, he served as a General Partner of Sofinnova Ventures. From January 2009 until April 2013, he served as Managing Director of New Leaf Venture Partners. Previously, he served as a Managing Director at Panorama Capital, LLC, a private equity firm. Prior to co-founding Panorama Capital, he was with J.P. Morgan Partners, which he joined in 2001 and of which he became a Partner in 2005. From October 1998 to April 2001, he was in Business and Corporate Development at Genentech, Inc. (now a wholly owned member of The Roche Group), a biotechnology company, most recently as Senior Manager. Prior to joining Genentech, Dr. Akkaraju was a graduate student at Stanford University, where he received his M.D. and a Ph.D. in Immunology. He received his undergraduate degrees in Biochemistry and Computer Science from Rice University. Dr. Akkaraju also serves as a director of Chinook Therapeutics, Intercept Pharmaceuticals, Mineralys Therapeutics, and Syros Pharmaceuticals. Previously, Dr. Akkaraju served as a director on the boards of Seattle Genetics, Barrier Therapeutics, Eyetech Pharmaceuticals, ZS Pharma, Synageva Biopharma Corp., Jiya Acquisition Corp., aTyr Pharma, and Amarin Corporation plc. Our Board of Directors believes that Dr. Akkaraju’s biotechnology investment experience qualifies him to serve on our Board of Directors.
Jay Backstrom, M.D., M.P.H. has served as a director and our President and Chief Executive Officer since September 2022. Prior to joining Scholar Rock, from December 2019 to December 2021, Dr. Backstrom served as Executive Vice President, Research and Development at Acceleron Pharma, which was acquired by Merck in 2021. Dr. Backstrom previously served as Chief Medical Officer of Celgene Corporation from April 2016 to December 2019, having served in other roles at Celgene from March 2008 to March 2016. From 2002 to 2008 Dr. Backstrom worked at Pharmion Corporation, serving first as the Head of North American Medical Affairs and Safety and later as Vice President, Global Medical and Safety. Prior to Pharmion, Dr. Backstrom also held roles at Quintiles Corporation, Hoechst Marion Roussel, Inc. and Marion Merrell Dow, Inc. Dr. Backstrom currently sits on the board of directors of Lava Therapeutics N.V., Be BioPharma, Inc., and Disc Medicine, Inc. (which he will be stepping down from in June 2023). Dr. Backstrom earned his M.D. from Temple University School of Medicine, and holds an M.P.H. From St. Louis University School of Public Health. Our Board of Directors believes that Dr. Backstrom’s extensive scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Joshua Reed has served as a director since March 2021. Mr. Reed is currently Chief Financial Officer of Omega Therapeutics, a role he has served in since May 2022. From July 2018 until May 2022, Mr. Reed served as Chief Financial Officer of Aldeyra Therapeutics, where he was responsible for finance, business development, investor relations, compliance, human resources, and information technology. Prior to joining Aldeyra, from June 2016 to July 2018, Mr. Reed served as Vice President and Head of Finance for Bristol-Myers Squibb’s (BMS) United States and Puerto Rico operations, a $12 billion business unit. Prior to that, Mr. Reed held roles of increasing responsibility at BMS, including positions in financial planning and analysis, supply chain finance, operations finance, and mergers and acquisitions. Prior to that, Mr. Reed was the Vice President, Strategic Business Development at JPMorgan Chase, and held investment banking positions at Credit Suisse First Boston, where he focused on mergers and acquisitions. Mr. Reed received a B.S. in Finance from Rutgers University and an M.B.A. with concentrations in Finance and Corporate Strategy from the University of Michigan’s Ross School of Business. Our Board of Directors believes that Mr. Reed’s years of pharmaceutical industry, financial operations, strategy and investment banking experience qualifies him to serve on our Board of Directors.
Class III Directors
Richard H. Brudnick has served as a director since April 2023. Mr. Brudnick joined Prime Medicine Inc. in July 2022, and currently serves as Chief Business Officer. Prior to joining Prime Medicine from June 2018 to June 2022, Mr. Brudnick was Chief Business Officer and Head of Strategy for Codiak BioSciences, Inc. From May 2016 to March 2018, Mr. Brudnick was Executive Vice President of Business Development and Alliance Management at Bioverativ, Inc., and Mr. Brudnick served as Biogen’s Senior Vice President of Corporate Development from August 2014 until May 2016. Mr. Brudnick joined Biogen in 2001 and held senior positions in the areas of Portfolio Strategy & Business Development and Corporate Development. Before joining Biogen, Mr. Brudnick was the Chief Executive Officer of a regional pharmaceutical distributor and a strategy consultant at Bain & Company. Mr. Brudnick received a B.S. and M.S. in Management Science from the Massachusetts Institute of Technology. Mr. Brudnick is a member of the Board of Directors for Tamarix Pharma Ltd.., Volition Rx Limited (which he will be stepping down from in May 2023), and InflaRx N.V. Our Board of Directors believes that Mr. Brudnick’s biotechnology leadership experience qualifies him to serve on our Board of Directors.
Jeffrey S. Flier, M.D. has served as a director since October 2016. Since August 2016, Dr. Flier has served as the Higginson Professor of Physiology and Medicine and Harvard University Distinguished Service Professor, and from 2007 to August 2016 served as the twenty-first Dean of the Faculty of Medicine at Harvard University. Previously, from 2002 to 2007, Dr. Flier served as Chief Academic Officer of Beth Israel Deaconess Medical Center and served as Harvard Medical School Faculty Dean for Academic Programs. An elected member of the National Academy of Medicine and a fellow of the American Academy of Arts and Sciences, his many honors include the Eli Lilly Award of the American Diabetes Association, and the Berson Lecture of the American Physiological Society. He was the recipient of the 2005 Banting Medal from the American Diabetes Association, its highest scientific honor. Dr. Flier received his B.S. from City College of New York and his M.D. from Mount Sinai School of Medicine with highest academic honors, and he completed his residency training at Mount Sinai School of Medicine. Our Board of Directors believes that Dr. Flier’s extensive medical and scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Amir Nashat, Sc.D. has served as a director since October 2012. Mr. Nashat is a managing partner at Polaris Partners, a venture capital firm, where he has worked since 2002. Mr. Nashat currently represents Polaris as a director of Agbiome, Inc., Brain Games Corporation, CAMP4 Therapeutics, Inc., Dewpoint Therapeutics, Inc., Morphic Holding, Inc., Paratus Sciences Corporations, Primmune Therapeutics, Inc., Pursuit Talent, Inc., Soufflé Therapeutics, Inc., Branch Biosciences, Inc., and Satellite Biosciences, Inc.. Additionally, Mr. Nashat has served as director of 1366 Technologies, Inc., Adnexus Therapeutics, Inc. (Bristol Myers Squibb), Athenix Corporation, Inc. (Bayer), aTyr Pharmaceuticals, Inc., Avila Therapeutics, Inc. (Celgene), BIND Therapeutics, Inc., Fate Therapeutics, Inc., Jnana Therapeutics, Inc., Living Proof (Unilever), Metacrine, Inc., Olivo Laboratories, LLC, Pax Healthcare, Pervasis Therapeutics, Inc. (Shire Pharmaceuticals), Promedior Pharmaceuticals, Receptos (Celgene), Selecta Biosciences, Inc., Sofregen and Sun Catalytix (Lockheed Martin), Syros Pharmaceuticals, and Taris Holdings, LLC. At Dewpoint, Living Proof, Sun Catalytix, Olivo Labs and Jnana, Mr. Nashat served as, and at Soufflé is currently serving as, the company’s initial Chief Executive Officer. Outside of Polaris, he serves on the BIO Emerging Companies Section Governing Board, the nonprofit Institute for Protein Innovation Board, the Living Proof Advisory Board, the Partners Healthcare Innovation Fund Board, the Investment Advisory Committee for The Engine at MIT, and helped launch the MIT Sandbox Innovation Fund as its active president. Mr. Nashat received a M.S. and B.S. in materials science and mechanical engineering from the University of California, Berkeley and a Sc.D. as a Hertz Fellow in Chemical Engineering at the Massachusetts Institute of

Technology with a minor in Biology under Dr. Robert Langer. Our Board of Directors believes that Mr. Nashat’s biotechnology investment experience qualifies him to serve on our Board of Directors.
Akshay Vaishnaw, M.D., Ph.D. has served as a director since May 2019. Dr. Vaishnaw joined Alnylam Pharmaceuticals in 2006, and currently serves as President. Prior to 2006, Dr. Vaishnaw was Senior Director, Translational Medicine at Biogen. He received his M.D. from the University of Wales College of Medicine, U.K., and his Ph.D. from the University of London, U.K., in molecular immunology. He is a Fellow of the Royal College of Physicians, U.K. Dr. Vaishnaw is a member of the Board of Directors for Editas Medicine Inc. and he served as a Board member of Visterra Inc from 2014 to 2018, before its sale to Otsuka Pharmaceuticals. Our Board of Directors believes that Dr. Vaishnaw’s extensive medical, drug development and business experience, combined with his leadership skills, qualify him to serve on our Board of Directors.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.
Board Diversity Matrix as of April 24, 2023
Board Size:
Total Number of Directors	10
Gender:	Male	Female	Non-Binary	Did not Disclose Gender
Number of directors based on gender identity	9	1
Number of directors who identify in any of the categories below:
African American or Black	1
Alaskan Native or American Indian
Asian	3
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	5	1
Two or More Races or Ethnicities
LGBTQ+
Undisclosed
Executive Officers
The following table identifies our executive officers and sets forth their current positions at Scholar Rock and their ages as of April 24, 2022.
Name	Position Held with Scholar Rock	Officer Since	Age
Jay Backstrom, M.D., M.P.H.	Chief Executive Officer & President	2022	68
Junlin Ho, J.D.	General Counsel & Corporate Secretary	2021	44
Jing Marantz, M.D., Ph.D., M.B.A.	Chief Medical Officer	2022	58
Edward H. Myles, M.B.A.	Chief Operating Officer and Chief Financial Officer	2020	51
Caryn Parlavecchio	Chief Human Resources Officer	2021	51
Mo Qatanani, Ph.D.	Senior Vice President and Head of Research	2022	49
Tracey Sacco	Chief Commercial Officer	2022	46

Jay Backstrom, M.D., M.P.H. has served as our President and Chief Executive Officer since September 2022. Prior to joining Scholar Rock, from December 2019 to December 2021 Dr. Backstrom served as Executive Vice President, Research and Development at Acceleron Pharma, which was acquired by Merck in 2021. Dr. Backstrom previously served as Chief Medical Officer of Celgene Corporation from April 2016 to December 2019, having served in other roles at Celgene from March 2008 March 2016. From 2002 to 2008 Dr. Backstrom worked at Pharmion Corporation, serving first as the Head of North American Medical Affairs and Safety and later as Vice President, Global Medical and Safety. Prior to Pharmion, Dr. Backstrom also held roles at Quintiles Corporation, Hoechst Marion Roussel, Inc. and Marion Merrell Dow, Inc. Dr. Backstrom currently sits on the board of directors of Lava Therapeutics N.V., Be BioPharma, Inc., and Disc Medicine, Inc. (which he will be stepping down from in June 2023). Dr. Backstrom earned his M.D. from Temple University School of Medicine, and holds an M.P.H. From St. Louis University School of Public Health.
Junlin Ho, J.D. has served as our General Counsel & Corporate Secretary since February 2021. Ms. Ho joined Scholar Rock in March 2018 as our VP, Head of Corporate Legal and served as our SVP, Head of Legal & Corporate Secretary from March 2020 to January 2021. Prior to Scholar Rock, Ms. Ho worked at Foundation Medicine from 2013 to 2018 in roles of increasing responsibility, most recently as Associate General Counsel. She also served as Associate General Counsel at Ziopharm Oncology in 2013. Prior to that, Ms. Ho was a corporate attorney in the life sciences practice of Ropes & Gray LLP. Ms. Ho received her B.S. from the Massachusetts Institute of Technology and J.D. from the University of Chicago Law School.
Jing Marantz, M.D., Ph.D., M.B.A. has served as our Chief Medical Officer since November 2022. Prior to joining us from January 2022 to August 2022, Dr. Marantz served as Chief Business Officer for Krystal Biotech, Inc. From October 2020 to January 2022, she served as Senior Vice President of Medical Affairs of Acceleron Pharma Inc. acquired by Merck in 2021. From June 2018 to September 2020, she served as Senior Vice President of Medical Affairs at Alnylam Pharmaceuticals, and prior to that, from August 2016 to June 2018, she served as Vice President of Medical Affairs at Alexion Pharmaceuticals. She was a management consultant with Strategic Decisions Group and briefly affiliated with Massachusetts General Hospital following a post-doctoral fellowship at the Dana-Farber Cancer Institute. Dr. Marantz also currently sits on the board of directors of Arcturus Therapeutics, Inc. She received her medical training from Tongji Medical College, a Ph.D. in Biochemistry and Molecular Biology from Medical University of South Carolina, and an MBA from the University of California at Berkeley.
Edward H. Myles, M.B.A. has served as our Chief Operating Officer and Chief Financial Officer since January 2022 and prior to that, as our Chief Financial Officer and Head of Business Operations since July 2020. Mr. Myles served as a member of our board from November 2018 to July 2020. Prior to joining Scholar Rock, Mr. Myles served as Chief Operating Officer and Chief Financial Officer of AMAG Pharmaceuticals, Inc. (“AMAG”) from January 2020 to July 2020. He served as Executive Vice President and Chief Financial Officer of AMAG from April 2016 to January 2020. Prior to joining AMAG, from June 2013 to April 2016, he served as Chief Financial Officer and Chief Operating Officer at Ocata Therapeutics, Inc. (“Ocata”) until it was acquired by Astellas Pharma, Inc. Prior to Ocata, Mr. Myles was Chief Financial Officer and Vice President of Operations at PrimeraDx, Inc. from November 2008 to June 2013. Earlier in his career, Mr. Myles was an associate in the healthcare investment banking group at SG Cowen Securities Corporation, and was a senior associate in the audit practice of Coopers & Lybrand LLP from 1993 to 1997. Mr. Myles holds a Master of Business Administration from John M. Olin School of Business at Washington University and Bachelor of Science in Business Administration from the University of Hartford.
Caryn Parlavecchio has served as our Chief Human Resources Officer since August 2021. Prior to joining us, she most recently served as Vice President and Chief Human Resources Officer at Holy Name Medical Center from August 2020 to July 2021. From 2001 to July 2020, she held various human resource leadership positions at Novartis Pharmaceuticals, including Vice President and Global HR Head, Oncology & Pharma Development, Vice President and Country HR Head, and Vice President, Human Resources Services, North America. She received a M.A. in Counseling Psychology and a B.A. in English, both from Seton Hall University.

Mo Qatanani, Ph.D. has served as our Senior Vice President, Research since September 2022. Prior to joining us, he was Vice President, and Head of Research at Dyne Therapeutics, Inc. from February 2018 to September 2021. Prior to Dyne, from 2009 to 2014, he held research positions of increasing responsibility at Alexion Pharmaceuticals (2015 to 2018), Synageva BioPharma (2014 to 2015), and Merck (2009 to 2014). He holds a Ph.D. in molecular and human genetics from Baylor College of Medicine and completed a post-doctoral fellowship at the University of Pennsylvania School of Medicine. He has a B.Sc. and a M.Sc. in Biology from the American University of Beirut.
Tracey Sacco has served as our Chief Commercial Officer since February 2023. Prior to joining us, she worked at The Nemetz Group, where she served as a consultant from September 2021 to January 2023. From June 2012 to August 2021, she held positions of increasing responsibility at Acceleron Pharma Inc. (acquired by Merck), most recently serving as Senior Vice President, Global Strategic Marketing. Prior to Acceleron from 2005 to 2012, she held roles in commercial strategy and business development at Sanofi (formerly Genzyme), Oscient Pharmaceuticals, and Pfizer. She holds an M.B.A. from NYU Stern School of Business and a B.A. in Economics and Sociology from Boston College.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2023
Scholar Rock’s stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as our independent registered accounting firm since 2015.
Stockholder approval is not required to appoint Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. Even if the selection of Ernst & Young LLP is ratified, the audit committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Scholar Rock and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Scholar Rock incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021 (in thousands).
	2022	2021
Audit fees(1)	$873	$825
Audit-related fees(2)	—	—
Tax fees(3)	63	169
All other fees(4)	—	1
Total fees	$936	$995

(1)
Audit fees in 2022 and 2021 consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with our follow-on public offerings, including registration statements, comfort letters and consents.

(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)
Tax fees consist of fees for tax advisory and tax compliance services.

(4)
All other fees represent payment for access to the Ernst & Young LLP online accounting research database.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, which policy became effective as of May 23, 2018. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below. From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Prior to the adoption of this policy, our Board of Directors pre-approved all audit and non-audit services to be performed by our independent registered public accounting firm.

During 2022 and 2021, no services were provided to us by Ernst & Young LLP other than in accordance with the policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
A majority of the votes properly cast FOR this proposal is required to ratify the appointment of our independent public accountant. Shares that are voted “abstain” and broker non-votes will have no effect on the outcome of this proposal.
The Board of Directors unanimously recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members for recommendations, use of external search firms to assist with identification of director candidates, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, members of the committee and our Board of Directors. The minimum qualifications, qualities and skills that a committee-recommended nominee must satisfy for a position on our Board of Directors are set forth in our corporate governance guidelines, including experience at a strategic or policymaking level, accomplishments in his or her field, being well regarded in the community, having integrity, having sufficient time and availability to devote to the affairs of Scholar Rock, and to the extent such nominee serves or has previously served on other boards, contributions to such boards.
While we have no formal policy regarding board diversity, our nominating and corporate governance committee considers various forms of diversity when evaluating potential candidates, including diversity of backgrounds and personal and professional experiences. Our priority in selection of board members is identification of members with an established record of professional accomplishment, knowledge of our business and understanding of the competitive landscape, and their skills and independence as board members.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the

Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors, except Jay Backstrom, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Backstrom is not an independent director under these rules because he is our president and chief executive officer.
Board Committees
Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science, innovation and technology committee. Each of these committees operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee, and science, innovation and technology committee is posted on the corporate governance section of our website, https://investors.scholarrock.com/investors-media/corporate-governance.
Audit Committee
Richard Brudnick, Joshua Reed, and Amir Nashat serve on the audit committee, which is chaired by Mr. Reed. Prior to April 6, 2023, the audit committee was comprised of Kristina Burow, Mr. Nashat and Mr. Reed. Our Board of Directors has determined that each member of our current audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Mr. Reed as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;

•
reviewing quarterly earnings releases; and

•
developing and recommending to the Board of Directors a code of business conduct and ethics.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Kristina Burow, Michael Gilman and David Hallal serve on the compensation committee, which is chaired by Ms. Burow. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation committee met eight times. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the Board of Directors corporate goals and objectives relevant to the compensation of our chief executive officer and other executives and employees;

•
evaluating the performance of our chief executive officer in light of the achievement of such corporate goals and objectives and recommending to the Board of Directors the compensation of our chief executive officer;

•
reviewing and approving the compensation of our other executive officers and employees at the level of senior vice president and above;

•
reviewing and establishing our overall management compensation, philosophy, and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters;

•
reviewing our policies and procedures for the grant of equity-based awards;

•
evaluating and making recommendations to the Board of Directors about director compensation;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

•
in consultation with the Board of Directors, establishing criteria for, soliciting a firm for and conducting the search process, for the hiring of our chief executive officer; and

•
reviewing and discussing with the Board of Directors corporate succession plans for our chief executive officer and our other executive officers.

Nominating and Corporate Governance Committee
Jeffrey Flier, David Hallal and Akshay Vaishnaw serve on the nominating and corporate governance committee, which is chaired by Mr. Hallal. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the nominating and corporate governance committee met three times. The nominating and corporate governance committee’s responsibilities include:
•
developing and recommending to the Board of Directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

•
overseeing the evaluation of our Board of Directors, and

•
developing and recommending to the Board of Directors a set of corporate governance guidelines.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members, other members of the Board of Directors, and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Science, Innovation and Technology Committee
Srinivas Akkaraju, Jeffrey Flier, Michael Gilman, and Akshay Vaishnaw serve on the science, innovation and technology committee, which is chaired by Dr. Flier. Prior to April 6, 2023, the Science, Innovation and Technology Committee was comprised of Dr. Flier, Mr. Gilman and Dr. Vaishnaw. During the fiscal year ended December 31, 2022, the science, innovation and technology committee met two times. The science, innovation and technology committee’s responsibilities include:
•
providing a general oversight function regarding our research and development activities;

•
providing recommendations to our Board of Directors and us regarding our long-term strategic goals and objectives related to our research and development programs;

•
providing recommendations regarding key discovery and development strategies to align with our business needs; and

•
providing feedback to the Board of Directors and to our research and development functions.

Board and Committee Meetings Attendance
The full Board of Directors met nine times during 2022. During 2022, each member of the Board of Directors attended in person or participated by teleconference in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our directors are expected to participate in the virtual Annual Meeting unless they have a conflict that cannot be resolved. Present at the Annual Meeting of Stockholders in 2022 were seven of our eight directors.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative transactions, or any hedging transactions with respect to our stock by our executive officers, directors, employees and certain designated consultants and contractors, whether made directly or indirectly. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.scholarrock.com/investors-media/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Scholar Rock
Any interested party with concerns about our company may report such concerns to the Board of Directors or any member of the Board of Directors, by submitting a written communication to the attention of such director at the following address:
c/o Scholar Rock Holding Corporation
301 Binney Street, 3rd Floor
Cambridge, MA 02142
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to Scholar Rock’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Scholar Rock’s legal counsel, with independent advisors, with non-management directors, or with Scholar Rock’s management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Scholar Rock regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Scholar Rock has also established a toll-free telephone number for the reporting of such activity, which is 1-866-352-1896.

DIRECTOR COMPENSATION
The table below shows all compensation paid to our non-employee directors during 2022.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(4)	Total ($)
David Hallal	169,804	—	146,125(5)	315,929
Srinivas Akkaraju, M.D., Ph.D.	17,282(2)	—	376,729(6)	394,011
Kristina Burow	60,195	—	96,670(7)	156,865
Jeffrey S. Flier, M.D.	59,603	—	96,670(8)	156,273
Michael Gilman, Ph.D.	53,099	—	146,125(9)	199,224
Amir Nashat, Sc.D.	48,997(3)	—	96,670(10)	145,667
Joshua Reed	57,995	—	96,670(11)	154,665
Akshay Vaishnaw, M.D., Ph.D.	52,103	—	146,125(12)	198,228

(1)
Amounts reported represent payments made pursuant to our Non-Employee Director Compensation Policy during the period from January 1, 2022 through December 31, 2022.

(2)
Dr. Akkaraju earned cash compensation under our Non-Employee Director Compensation Policy which was paid directly to Dr. Akkaraju’s employer.

(3)
Mr. Nashat earned cash compensation under our Non-Employee Director Compensation Policy which was paid directly to Mr. Nashat’s employer.

(4)
Amounts reported reflect the aggregate grant date fair value of option awards granted during 2022 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our financial statements for the year ended December 31, 2022. These amounts do not correspond to the actual value that may be recognized by the named director upon vesting or exercise of such awards.

(5)
As of December 31, 2022, Mr. Hallal had outstanding options to purchase 211,198 shares of the Company’s common stock.

(6)
As of December 31, 2022, Dr. Akkaraju had outstanding options to purchase 56,000 shares of the Company’s common stock. Dr. Akkaraju received an option to purchase 56,000 shares in September 2022, in accordance with the terms of the Non-Employee Director Compensation Policy. The grant date fair value of the award he received reflects the share price on the date of grant.

(7)
As of December 31, 2022, Ms. Burow had outstanding options to purchase 79,274 shares of the Company’s common stock.

(8)
As of December 31, 2022, Dr. Flier had outstanding options to purchase 84,089 shares of the Company’s common stock.

(9)
As of December 31, 2022, Dr. Gilman had outstanding options to purchase 94,588 shares of the Company’s common stock.

(10)
As of December 31, 2022, Mr. Nashat had outstanding options to purchase 79,274 shares of the Company’s common stock.

(11)
As of December 31, 2022, Mr. Reed had outstanding options to purchase 43,600 shares of the Company’s common stock.

(12)
As of December 31, 2022, Dr. Vaishnaw had options to purchase 84,429 shares of the Company’s common stock.

Effective as of May 23, 2018, as amended from time to time, under our Non-Employee Director Compensation Policy, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member.

The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors or a particular committee. The fees, as approved on May 26, 2022, paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
2022 Annual Retainer
Board of Directors:
Nonemployee member	$40,000
Additional fee for Non-Executive Chairman of the Board	$115,000
Audit Committee:
Member	$10,000(1)
Additional fee for Chairman	$10,000(1)
Compensation Committee:
Member	$6,000(2)
Additional fee for Chairman	$6,000(2)
Nominating and Corporate Governance Committee:
Member	$5,000(3)
Additional fee for Chairman	$5,000(3)
Science, Innovation and Technology Committee:
Member	$7,500
Additional fee for Chairman	$7,500

(1)
Compensation rate prior to May 26, 2022 was $7,500.

(2)
Compensation rate prior to May 26, 2022 was $5,000.

(3)
Compensation rate prior to May 26, 2022 was $4,000.

In addition, each non-employee director elected or appointed to our Board of Directors is granted a one-time option to purchase shares of our common stock (the “Initial Option Grant”) upon such director’s election or appointment to the Board of Directors, which vests monthly over three years, subject to continued service through such vesting dates. The number of shares subject to the Initial Option Grant is reviewed by the compensation committee on a regular basis, and on May 26, 2022, our Non-Employee Director Compensation Policy was revised to increase the Initial Option Grant from 15,600 shares to 56,000 shares.
On the date of each annual meeting of stockholders of our company, each non-employee director (other than a director who received an appointment equity award within three months prior to such annual meeting) is granted an option to purchase shares of our common stock (the “Annual Option Grant”), which vests in full on the earlier to occur of the first anniversary of the date of grant or the next scheduled annual meeting, subject to continued service as a director through such vesting date. The number of shares subject to the Annual Option Grant is reviewed by the compensation committee on a regular basis, and on May 26, 2022, our Non-Employee Compensation Policy was revised to increase the Annual Option Grant from 7,800 shares to 28,000 shares.
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of Director and committee meetings.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

EXECUTIVE COMPENSATION
Our named executive officers for the year ended December 31, 2022 are the following individuals:
•
Jay Backstrom, our president and chief executive officer;

•
Edward H. Myles, our chief operating officer and chief financial officer;

•
Junlin Ho, our general counsel and corporate secretary;

•
Greg Carven, our former chief scientific officer; and

•
Nagesh K. Mahanthappa, our former interim chief executive officer and president.

Summary Compensation Table for Fiscal 2022
The following table presents the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer during the fiscal year ended December 31, 2022 and (ii) the two most highly-compensated executive officers (other than either principal executive officer) who were serving as executive officers on December 31, 2022. The following table also presents information regarding the compensation awarded to, earned by, and paid to each such individual during the fiscal year ended December 31, 2021, to the extent he or she was a named executive officer for such year.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jay Backstrom, M.D., M.P.H. President and Chief Executive Officer	2022	159,231(4)	—	6,809,500	100,603	6,925(5)	7,076,259
Edward H. Myles, M.B.A. Chief Operating Officer & Chief Financial Officer	2022	466,577	1,402,885	1,038,517	188,201	13,707(6)	3,109,887
	2021	444,769	1,423,160	3,477,028	158,331	12,765	5,516,053
Junlin Ho, J.D. General Counsel and Secretary	2022	394,039	899,130	665,497	159,185	10,505(6)	2,128,356
Greg Carven, Ph.D. Former Chief Scientific Officer	2022	333,862(7)	1,329,010(8)	1,383,490(9)	—	40,609(10)	3,086,971
Nagesh K. Mahanthappa, Ph.D. Former Interim Chief Executive Officer and President	2022	480,600(11)	1,429,236(12)	862,414(13)	—	71,611(14)	2,843,861
	2021	219,420(15)	—	4,739,043(16)	128,765	8,036	5,095,264

(1)
Except as set forth below, the amounts reported reflect the aggregate grant date fair value of stock or option awards granted during the year calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For information regarding assumptions underlying the valuation of this stock award, see Note 9 to our financial statements for the year ended December 31, 2022.

(2)
Amounts reflect the actual cash incentive bonuses received by our named executive officers for performance of services in 2022 and 2021, as indicated, and were paid in the subsequent year. Bonuses were based upon achievement of corporate performance goals as determined by the Board of Directors.

(3)
Amounts consist of taxable fringe benefits, such as life insurance, provided by the Company.

(4)
Dr. Backstrom commenced employment with Scholar Rock on September 20, 2022 and assumed the CEO role on October 20, 2022. His annual base salary in 2022 was $600,000. The amount in the table above reflects $159,231 associated with the amount of annual base salary paid to him for his services during the period September 20, 2022 through December 31, 2022.

(5)
Includes $4,777 in matching 401(k) plan contributions.

(6)
Includes $9,150 in matching 401(k) plan contributions.

(7)
Mr. Carven resigned from Scholar Rock on October 5, 2022. The amount in the table above reflects $333,862 associated with the amount of annual base salary paid to him during the period January 1, 2022 through October 5, 2022.

(8)
Reflects $475,080 in fair value from the modification to Mr. Carven’s existing equity awards for continued vesting associated with his consulting services.

(9)
Reflects $751,349 in fair value from the modification to Mr. Carven’s existing option awards for continued vesting and extension of the exercise period associated with his consulting services.

(10)
Mr. Carven signed a consulting contract upon his departure from Scholar Rock. The amount in the table above reflects $5,978 in consulting compensation, as well as $9,150 in matching 401(k) plan contributions, $23,341 paid to Mr. Carven for earned vacation time and $2,140 in taxable fringe benefits provided by Scholar Rock during his employment.

(11)
Mr. Mahanthappa commenced employment with Scholar Rock in his role as interim CEO on July 30, 2021 and ended his employment on October 20, 2022. His annual base salary in 2022 was $585,000. The amount in the table above reflects $480,600 associated with the amount of annual base salary paid to him during the period January 1, 2022 through October 20, 2022.

(12)
Includes $282,236 in fair value from the modification to Mr. Mahanthappa’s existing equity awards for continued vesting associated with his consulting services.

(13)
Includes $374,135 in fair value from the modification to Mr. Mahanthappa’s existing option awards for continued vesting and extension of the exercise period associated with his consulting services.

(14)
Mr. Mahanthappa signed a consulting contract upon his departure from Scholar Rock. The amount in the table above reflects $58,871 in consulting compensation, as well as $9,150 in matching 401(k) plan contributions and $3,590 in taxable fringe benefits provided by Scholar Rock during his employment.

(15)
Mr. Mahanthappa commenced employment with Scholar Rock in his role as interim CEO on July 30, 2021. His annual base salary in 2021 was $538,200. The amount in the table above reflects $219,420 associated with the amount of annual base salary paid to him during the period July 30, 2021 through December 31, 2021.

(16)
Reflects $4,655,517 in fair value from the modification to Mr. Mahanthappa’s existing stock options for continued vesting during the service period beginning July 30, 2021 and $83,526 representing the incremental fair value resulting from the modification to Mr. Mahanthappa’s existing stock options to extend the exercise period consistent with his continued service as an employee.

Narrative Disclosure to 2022 Summary Compensation Table
Our executive compensation program consists of a combination of base salary, non-equity incentive compensation and long-term equity incentives. We have designed our compensation program to reflect competitive levels of compensation for comparable positions in the market including among our peer companies, the historical compensation levels of our executives, individual performance, and the achievement of our corporate objectives.
Our compensation committee is primarily responsible for determining the compensation for all of our executives at or above the level of senior vice president. Our compensation committee reviews compensation, including base salary, non-equity incentive compensation, equity incentives, severance benefits and other forms of compensation and benefits, for all executives. The compensation committee reviews and approves the compensation for each executive at or above the level of senior vice president other than the chief executive officer and recommends the compensation for the chief executive officer to our Board of Directors for approval.
The compensation committee engaged Pay Governance as a compensation consultant to assist the compensation committee in designing our executive compensation program and in making compensation decisions for our executives for the year ended December 31, 2022. Pay Governance reported directly to our compensation committee. Our compensation committee has assessed the independence of Pay Governance consistent with Nasdaq listing standards and has concluded that their engagement does not raise any conflict of interest.

Base Salary
Each executive’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established or recommended by our compensation committee taking into account each individual’s role, responsibilities, skills, and experience. Executive base salaries are reviewed annually and any adjustments are made based on the achievement of corporate objectives, the individual’s contributions to the Company during the previous year, and an analysis of compensation paid to individuals in similar positions at other companies.
Non-Equity Incentive Plan Compensation
We provide non-equity incentive plan compensation to our executives through our annual bonus program. Our annual bonus program is intended to reward our executive officers for achieving corporate performance goals for a fiscal year. For 2022, Dr. Backstrom, Mr. Myles, Mr. Mahanthappa, Ms. Ho and Mr. Carven were eligible to earn an annual cash incentive bonus targeted at 60%, 40%, 55%, 40% and 35%, respectively, of each individual’s base salary, with the actual cash incentive bonus determined or recommended by the compensation committee, for our chief executive officer, based on the achievement of specified corporate goals as determined by our Board of Directors and for our other named executive officers, based on the achievement of specified corporate goals as well as individual performance. Neither Mr. Mahanthappa nor Mr. Carven was employed as of the last day of 2022 and, accordingly, was not eligible to receive a cash bonus.
Long-Term Equity Incentives
We believe that equity grants align the interests of our executive officers with those of our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period.
In February 2022, our compensation committee approved the utilization of stock options and restricted stock units and granted a stock option award and restricted stock unit award, in each case subject to time-based vesting, to each of our named executive officers employed by the Company at the time of grant. The amounts granted were based in part on individual performance and achievement of specified corporate goals for fiscal year 2021 as well as reviewing data on equity awards granted to individuals in similar positions at other companies.
In June 2022, and in connection with the consummation of our equity financing, our compensation committee determined it would be appropriate to provide a supplemental grant of stock options and restricted stock units to our employees. These grants were intended to ensure our employees maintained equity ownership sufficient to continue to incentivize and retain our employees.
Outstanding Equity Awards at 2022 Fiscal Year End Table
The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2022.

		Option Awards				Stock Awards
Name and Principal Position(9)	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
Jay Backstrom, M.D., M.P.H. President and Chief Executive Officer	09/20/2022(2)	—	1,000,000	$8.85	09/20/2032	—	—
Edward H. Myles, M.B.A. Chief Operating Officer and Chief Financial Officer	07/16/2020(3)	78,125	109,375	$13.83	07/16/2030	—	—
	02/01/2021(4)	35,218	45,282	$58.93	02/01/2031	—	—
	02/01/2021(5)	—	—	—	—	18,113	$163,923
	02/14/2022(6)	10,781	46,719	$18.08	02/14/2032	—	—
	02/14/2022(7)	—	—	—	—	57,500	$520,375
	06/16/2022(8)	12,458	62,292	$4.86	06/16/2032	—	—
	06/16/2022(9)	—	—	—	—	74,750	$676,488
Junlin Ho, J.D. General Counsel and Secretary	04/03/2018(18)	42,974	—	$7.17	04/03/2028	—	—
	05/23/2018(11)	7,005	—	$14.00	05/23/2028	—	—
	01/31/2019(12)	10,125	—	$15.11	01/31/2029	—	—
	02/06/2020(13)	25,128	11,422	$13.52	02/06/2030	—	—
	03/23/2020(19)	6,462	2,938	$14.75	03/23/2030	—	—
	02/01/2021(4)	16,843	21,657	$58.93	02/01/2031	—	—
	02/01/2021(5)	—	—	—	—	8,663	$78,400
	02/14/2022(6)	7,031	30,469	$18.08	02/14/2032	—	—
	02/14/2022(7)	—	—	—	—	37,500	$339,375
	06/16/2022(8)	7,583	37,917	$4.86	06/16/2032	—	—
	06/16/2022(9)	—	—	—	—	45,500	$411,775
Greg Carven, Ph.D. Former Chief Scientific Officer	02/20/2018(10)	20,283	—	$5.77	02/20/2028	—	—
	05/23/2018(11)	4,399	—	$14.00	05/23/2028	—	—
	01/31/2019(12)	22,136	—	$15.11	01/31/2029	—	—
	02/06/2020(13)	26,683	12,130	$13.52	02/06/2030	—	—
	05/29/2020(20)	31,250	18,750	$18.40	05/29/2030	—	—
	02/01/2021(4)	18,375	23,625	$58.93	02/01/2031	—	—
	02/01/2021(5)	—	—	—	—	9,450	$85,523
	02/14/2022(6)	6,562	28,438	$18.08	02/14/2032	—	—
	02/14/2022(7)	—	—	—	—	35,000	$316,750
	06/16/2022(8)	7,583	37,917	$4.86	06/16/2032	—	—
	06/16/2022(9)	—	—	—	—	45,500	$411,775
Nagesh K. Mahanthappa, Ph.D. Interim Chief Executive Officer and President	02/20/2018(10)	52,543	—	$5.77	02/20/2028	—	—
	05/23/2018(11)	46,030	—	$14.00	05/23/2028	—	—
	01/31/2019(12)	57,242	—	$15.11	01/31/2029	—	—
	02/06/2020(13)	71,750	51,250	$13.52	02/06/2030	—	—
	02/14/2022(14)	37,500	12,500	$18.08	02/14/2032	—	—
	02/14/2022(15)	—	—	—	—	50,000	$452,500
	06/16/2022(16)	25,000	25,000	$4.86	06/16/2032	—	—
	06/16/2022(17)	—	—	—	—	50,000	$452,500

(1)
The market value of unvested shares of RSUs is based on $9.05, the closing market price of our common stock on December 30, 2022, the last trading day of 2022.

(2)
Shares under this option are scheduled to vest 25% on September 20, 2023, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(3)
Shares under this option are scheduled to vest 25% on July 16, 2021, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(4)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2021.

(5)
RSU vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2022.

(6)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2022.

(7)
RSU vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2023.

(8)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 12 quarters with the first quarterly amount vesting on September 16, 2022.

(9)
RSU vests in equal annual installments for a period of 3 years with the first annual vesting on June 15, 2023.

(10)
Shares under this option vested in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on May 13, 2018.

(11)
Shares under this option vested in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on August 29, 2018.

(12)
Shares under this option vested in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on March 31, 2019.

(13)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2020.

(14)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 4 quarters with the first quarterly amount vesting on April 1, 2022.

(15)
RSU vests on January 15, 2023.

(16)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 4 quarters with the first quarterly amount vesting on September 16, 2022. The final installment was originally scheduled to vest on June 16, 2023, but has been modified to vest on April 20, 2023.

(17)
RSU was originally scheduled to vest on June 15, 2023, but has been modified to vest on April 20, 2023.

(18)
Shares under this option vested 25% on March 5, 2019, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(19)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on May 1, 2020.

(20)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on August 29, 2020.

Employment arrangements with our named executive officers
Jay Backstrom, M.D., M.P.H.
We entered into an employment agreement with Dr. Backstrom on September 19, 2022, effective upon Dr. Backstrom’s first day of employment at the Company, which occurred on September 19, 2022, pursuant to which Dr. Backstrom is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our

Board of Directors in its sole discretion. Dr. Backstrom is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 1.5 times his annual base salary if such termination occurs within 3 months prior to or 18 months following such “change in control,” plus 1.5 times his average incentive compensation he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Backstrom had he remained employed with us for up to (x) 12 months following termination if such termination is not in connection with a “change in control” or (y) 18 months if such termination is in connection with a “change in control”. In addition, if Dr. Backstrom is terminated by us without “cause” or he resigns for “good reason,” 12 months of all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately and, if such termination occurs within 3 months prior to or 18 months following a “change in control,” all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately.
As an inducement to Dr. Backstrom’s employment, was granted a stock option under the Company’s 2022 Inducement Equity Plan, as amended, (the “Inducement Plan”) to purchase 1,000,000 shares of the Company’s common stock. The award will vest with respect to 25% of the shares of common stock underlying the award on the first anniversary of the grant, and the remaining 75% of the shares of common stock underlying the award shall vest in 12 equal quarterly installments thereafter, subject to the Dr. Backstrom’s continuing service at the Company through the applicable vesting date. The Stock Option Award will be subject to all terms and conditions and other provisions set forth in the Inducement Plan and form of stock option agreement thereunder.
Nagesh K. Mahanthappa, Ph.D.
2022 Consulting Agreement
Mr. Mahanthappa terminated his role as Interim Chief Executive Officer and President and entered into the 2022 Consulting Agreement with Scholar Rock effective October 20, 2022. Pursuant to the 2022 Consulting Agreement, which has expired pursuant to its terms prior to the date hereof, Mr. Mahanthappa provided consulting services to Scholar Rock as a scientific advisor for a period of six months. Mr. Mahanthappa received a monthly retainer fee of $25,000, payable monthly in arrears and pro-rated for any partial month of services. Mr. Mahanthappa also received COBRA continuation coverage. Mr. Mahanthappa’s existing equity awards continued to vest throughout his term as a scientific advisor, subject to the terms of the applicable equity award agreements and the Plan. Additionally, any outstanding stock options and outstanding RSUs that were granted in June 2022 that remain unvested, in each case, accelerated and became fully vested on April 20, 2022, the last date of the 2022 Consulting Agreement. The 2022 Consulting Agreement contained standard confidentiality, general release, and non-competition provisions, including Mr. Mahanthappa’s existing obligations to Scholar Rock.
Employment Agreement
In connection with his appointment as the Interim Chief Executive Officer and President, Mr. Mahanthappa entered into an employment agreement with Scholar Rock effective July 30, 2021 (the “Mahanthappa Agreement”). The Mahanthappa Agreement was terminated on October 20, 2022. Pursuant to the Mahanthappa Agreement, Mr. Mahanthappa received an initial annual base salary of $538,200 and received a performance bonus for calendar year 2021, paid in March 2022, of $128,765, the amount of which was based on the incentive target of 55% of his annual base salary, as adjusted based on Scholar Rock’s 2021 corporate objectives, as determined by the Board. Mr. Mahanthappa’s 2021 base salary and any cash bonus paid for service in 2021 was subject to proration. Dr. Mahanthappa’s existing equity awards with Scholar Rock continued to vest throughout his employment, subject to the terms of the then applicable equity award agreements and equity incentive plans. Mr. Mahanthappa was also eligible to participate in the employee benefit plans available to Scholar Rock’s employees, subject to the terms of those plans. The Mahanthappa Agreement also contained other customary terms and provisions.
2020 Consulting Agreement
Mr. Mahanthappa entered into a Consulting Agreement with us in July 2020, effective August 1, 2020, pursuant to which Mr. Mahanthappa provided consulting services to Scholar Rock as a scientific advisor for twelve months that concluded on July 30, 2021. Mr. Mahanthappa received a monthly retainer fee of $42,916.67, payable monthly in arrears and pro-rated for any partial month of services. He received a performance bonus for calendar year 2020, paid in March 2021, the amount of which was based on Mr. Mahanthappa’s bonus target amount of $257,500 as adjusted based on the Company’s 2020 corporate objectives, as determined by the Board. Mr. Mahanthappa also received COBRA continuation coverage. Mr. Mahanthappa’s existing equity awards continued to vest throughout his term as a scientific advisor, subject to the terms of the applicable equity award agreements and the Plan. The Consulting Agreement contained standard confidentiality, general release, and non-competition provisions, including Mr. Mahanthappa’s existing obligations to Scholar Rock.
Edward H. Myles, M.B.A.
We entered into an employment agreement with Mr. Myles on July 16, 2020, effective upon Mr. Myles first day of employment at Scholar Rock, which occurred on July 16, 2020, pursuant to which Mr. Myles is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Mr. Myles is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times his annual target bonus he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Myles had he remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Mr. Myles is terminated by us without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Myles will accelerate and vest immediately.
Junlin Ho, J.D.
We entered into an employment agreement with Ms. Ho on March 5, 2018, effective upon Ms. Ho’s first day of employment at Scholar Rock, which occurred on March 5, 2018. This agreement has been periodically amended and subsequently restated on March 1, 2023, pursuant to which Ms. Ho is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of her performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Ms. Ho is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that her employment is terminated by us without “cause” or by her for “good reason,” subject to the execution and effectiveness of a separation agreement and release, she will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times her annual target bonus she would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for her and her immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Ho had she remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Ms. Ho is terminated by us without “cause” or she resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Ms. Ho will accelerate and vest immediately.
Greg Carven, Ph.D.
Employment Agreement
We entered into an employment agreement with Mr. Carven on July 16, 2020, effective upon Mr. Carven’s first day of employment at Scholar Rock, which occurred on July 16, 2020, pursuant to which Mr. Carven was entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Mr. Carven was also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provided that, in the event that his employment was terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he would be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurred within 18 months following such “change in control,” plus 1.0 times his annual target bonus he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Carven had he remained employed with us for up to (x) 9 months following termination if such termination was not in connection with a “change in control” or (y) 12 months if such termination was in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Mr. Carven was terminated by us without “cause” or he resigned for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Carven would accelerate and vest immediately. Mr. Carven’s last day of employment with Scholar Rock was on October 5, 2022.
2022 Scientific Advisory Board Agreement
After his Employment Agreement with Scholar Rock was terminated, Mr. Carven joined the Company’s Scientific Advisory Board and entered into a Scientific Advisory Board Agreement with us effective October 5, 2022. The Consulting Agreement was terminated on April 6, 2023. Mr. Carven received a quarterly retainer fee of $6,250.00, payable quarterly in arrears and pro-rated for any partial period of service. Mr. Carven’s existing equity awards that he received while he was an employee of the Company continued to vest throughout his term as a scientific advisor, subject to the terms of the applicable equity award agreements and equity incentive plan. The Consulting Agreement contained standard confidentiality, general release, and non-competition provisions, including Mr. Carven’s existing obligations to the Company.
Additional Narrative Disclosure
401(k) Savings Plan. We maintain the Scholar Rock Holding Corporation 401(k) Plan, a tax-qualified retirement plan for our employees. Our 401(k) plan is intended to qualify under Section 401(k) of the Code so that contributions to our 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from our 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to our 401(k) plan. Starting January 1, 2020, we implemented an employee match program, pursuant to which the Company matches 50% of an employee’s contribution to the employee’s 401(k) up to 6% of the employee’s base salary.
Health and Welfare Benefits. All of our full-time employees, including our named executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our named executive officers. We also provide all employees, including the named executive officers, with a flexible spending account plan, and paid time off benefits including, vacation, sick time and holidays. We do not sponsor any non-qualified defined benefit plans for any of our employees or executives.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Compensation Plan Information
The following table summarizes the Company’s equity compensation plan information as of December 31, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	6,660,306	$19.20(2)	2,552,962(3)
Equity compensation plans not approved by security holders(4)	1,250,000	8.80	750,000
Total	7,910,306		3,302,962

(1)
Includes the Company’s 2017 Stock Option and Incentive Plan, 2018 Stock Option and Incentive Plan and 2018 Employee Stock Purchase Plan.

(2)
The weighted average exercise price is calculated based solely on outstanding stock options.

(3)
As of December 31, 2022 a total of 1,063,499 shares of our common stock have been reserved for issuance pursuant to the 2018 Stock Option and Incentive Plan. The 2018 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2018 Stock Option and Incentive Plan and the 2017 Stock Option and Incentive Plan will be added back to the shares of common stock available for issuance under the 2018 Stock Option and Incentive Plan. The Company no longer makes grants under the 2017 Stock Option and Incentive Plan. As of December 31, 2022, a total of 1,489,463 shares of our common stock have been reserved for issuance pursuant to the 2018 Employee Stock Purchase Plan. The 2018 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by the lesser of 353,614 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

(4)
The Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. In accordance with Rule 5635(c)(4) of the Nasdaq Listing

Rules, awards under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the Board or the Board of Directors or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2021 and 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
2022 Registered Direct Offering
In June 2022, we completed a registered direct offering pursuant to which we issued and sold an aggregate of: (i) 16,326,530 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase up to 25,510,205 shares of Common Stock and (iii) accompanying warrants (the “Common Warrants”) to purchase up to 10,459,181 shares of Common Stock. The offering price per Share and associated Common Warrant was $4.90 and the offering price per Pre-funded Warrant and associated Common Warrant was $4.8999. The following table sets forth the number of shares of common stock purchased in this registered direct offering by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such Securities:
Name	Shares of Common Stock	Shares of Common Stock Issuable Upon Exercise of Pre-Funded Warrants	Warrants	Total Purchase Price Paid
Entities Affiliated with Redmile Group, LLC(1)	—	15,306,123	3,826,530	$74,998,472.09
Invus Public Equities, L.P.(3)	6,300,034	—	1,575,008	$30,870,166.60
Entities Affiliated with Polaris Venture Partners(4)	1,197,992	—	299,498	$5,870,160.80
Samsara BioCapital, L.P.(5)	4,259,217	—	1,064,804	$20,870,163.30
Entities Affiliated with T. Rowe Price Associates, Inc.(6)	2,549,512	—	637,378	$12,492,608.80
Entities Affiliated with FMR LLC(7)	2,019,775	—	504,943	$9,896,897.50
Total	16,326,530	15,306,123	7,908,161	$154,998,469.09

(1)
Funds affiliated with Redmile Group, LLC are holders of five percent or more of our capital stock.

(2)
Funds affiliated with Invus Public Equities, L.P. are holders of five percent or more of our capital stock.

(3)
Funds affiliated with Polaris Venture Partners are holders of five percent or more of our capital stock.

(4)
Funds affiliated with Samsara BioCapital, L.P. are holders of five percent or more of our capital stock. Srinivas Akkaraju is affiliated with Samsara BioCapital, L.P. and is a member of our board of directors.

(5)
Certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc. are holders of five percent or more of our capital stock.

(6)
FMR LLC is a holder of five percent or more of our capital stock.

Registration Rights
Gilead Sciences, Inc., or Gilead, is entitled to rights with respect to the registration of certain shares under the Securities Act pursuant to a registration rights agreement, or Registration Rights Agreement, and include demand registration rights, short-form and shelf registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations, subject to certain restrictions, will be borne by us and all selling expenses, including underwriting discounts and selling commissions, will be borne by Gilead.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Related Person Transaction Policy
In May 2018, our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest and in which the aggregate amount involved exceeds or may be expected to exceed $120,000 annually, subject to certain exceptions. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 20, 2023 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 51,989,359 shares of our common stock outstanding as of March 20, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 20, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage(1)
5% Stockholders:
ARCH Venture Fund VIII, L.P.(2)	2,637,617	5.1%
Invus Public Equities, L.P.(3)	10,555,278	19.7%
Entities affiliated with Polaris Venture Partners(4)	4,046,925	7.7%
FMR LLC(5)	7,825,250	14.9%
Redmile Group, LLC(6)	5,146,946	9.4%
T. Rowe Price Associates, Inc.(7)	7,672,398	14.6%
Samsara BioCapital, L.P.(8)	5,663,632	10.7%
Named Executive Officers and Directors:
Jay Backstrom(9)	12,500	*
Edward H. Myles(10)	213,852	*
Junlin Ho(11)	182,754	*
Greg Carven, Ph.D.(12)	204,414	*
Nagesh K. Mahanthappa, Ph.D.(13)	812,151	1.6%
David Hallal(14)	459,793	*
Srinivas Akkaraju(15)	5,677,632	10.9%
Richard Brudnick(16)	1,555	*
Kristina Burow(17)	2,688,891	5.2%
Jeffrey S. Flier, M.D.(18)	65,102	*
Michael Gilman, Ph.D.(19)	90,047	*
Amir Nashat, Sc.D.(20)	4,105,640	7.9%
Joshua Reed(21)	11,266	*
Akshay Vaishnaw, M.D., Ph.D.(22)	51,884	*
All executive officers and directors as a group (14 persons)(23)	13,613,592	26.2%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.

(2)
This information is based solely on the information reported on the Schedule 13G filed on February 13, 2020 by ARCH Venture Fund VIII, L.P. ARCH Venture Fund VIII, L.P. is the record owner of 2,637,617 shares of common stock (the “Record Shares”) as of December 31, 2019. AVP VIII LP, as the sole general partner of ARCH Venture Fund VIII, may be deemed to beneficially own the Record Shares. AVP VIII LLC, as the sole general partner of AVP VIII LP, may be deemed to beneficially own the Record Shares. As managing directors of AVP VIII LLC, each of Keith Crandell, Clinton Bybee and Robert Nelsen (the “Managing Directors”) each Managing Director may also be deemed to share the power to direct the disposition and vote of the Record Shares.

(3)
This information is based solely on the information reported on the Schedule 13G/A filed on February 10, 2023 by Invus Public Equities, L.P. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Artal International S.C.A. (“Arta International”), Artal International Management S.A. (“Artal International Management”), Artal Group S.A. (“Artal Group”), Westend S.A. (“Westend”), Stichting Administratiekantoor Westend (the “Stitching”), and Mr. Amaury Wittouck. As of December 31, 2022, Invus Public Equities directly held 8,980,270 Shares and warrants (the “Warrants”) to purchase up to an additional 1,575,008 Shares. The Warrants are currently exercisable and expire on December 31, 2025. Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the securities of the Issuer held by Invus Public Equities. The Geneva branch of Artal International, as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, may be deemed to beneficially own the securities of the Issuer that Invus PE Advisors may be deemed to beneficially own. Artal International Management, as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own securities of the Issuer that Artal International may be deemed to beneficially own. Artal Group, as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the securities of the Issuer that Artal International Management may be deemed to beneficially own. Westend, as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the securities of the Issuer that Artal Group may be deemed to beneficially own. The Stichting, as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the securities of the Issuer that Westend may be deemed to beneficially own. Mr. Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the securities of the Issuer that the Stichting may be deemed to beneficially own.

(4)
This information is based solely on the information reported on the Schedule 13G/A filed on February 7, 2023 by Polaris Venture Partners VI, L.P. (“PVP VI”), Polaris Venture Partners Founders’ Fund VI, L.P., Polaris Venture Management Co VI, L.L.C., David Barrett, Brian Chee, Jonathan A. Flint, Terrance G. McGuire, Amir Nashat, Bryce Youngren. 3,540,530 of such shares are held of record by PVP VI (as defined in Item 2(a) of the Original Schedule 13G) and 282,962 of such shares are shares underlying a warrant issued to PVP VI and which is exercisable within 60 days of the filing of this Amendment (as defined below). PVM VI (as defined in Item 2(a) of the Original Schedule 13G), the general partner of PVP VI, may be deemed to have voting, investment and dispositive power with respect to these securities. David Barrett, Brian Chee, Jonathan A. Flint, Terrance G. McGuire, Amir Nashat, a member of our board of directors, and Bryce Youngren are the managing members of PVM VI and may each be deemed to share voting, investment and dispositive power with respect to these securities. 206,897 of such shares are held of record by PVPFF VI (as defined in Item 2(a) of the Original Schedule 13G) and 16,536 of such shares are shares underlying a warrant issued to PVPFF VI and which is exercisable within 60 days of February 7, 2023. PVM VI, the general partner of PVPFF VI, may be deemed to have voting, investment and dispositive power with respect to these securities. David Barrett, Brian Chee, Jonathan A. Flint, Terrance G. McGuire, Amir Nashat, a member of the Issuer’s board of directors, and Bryce Youngren are the managing members of PVM VI and may each be deemed to share voting, investment and dispositive power with respect to these securities. Based on 52,272,321 shares of our common stock, calculated as follows (i) 51,989,359 shares of the Issuer’s common stock outstanding as of March 20, 2023 plus (ii) 282,962 shares of the Issuer’s common stock are shares underlying a warrant issued to PVP VI and which is exercisable within 60 days of the filing of the Schedule 13G/A.
(5)
This information is based solely on the information reported on the Schedule 13G/A filed on February 9, 2023 by FMR LLC and Abigail P. Johnson.

(6)
This information is based on the information reported on the Schedule 13G/A filed on February 14, 2023 by Redmile Group, LLC, Jeremy C. Green and RedCo II Master Fund, L.P., and Redmile Strategic Trading Sub, Ltd. Redmile Group, LLC’s beneficial ownership of our common stock common stockis comprised of 2,095,820 shares of common stock owned by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares of common stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC may also be deemed to beneficially own 21,312,140 shares of common stock issuable upon exercise of certain Warrants to Purchase common stock (the “Warrants”). Pursuant to the terms of the Warrants, we may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of common stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Exchange Act and the applicable regulations of SEC, including any “group” of which such holder is a member, would beneficially own a number of shares of common stock in excess of the Beneficial Ownership Limitation (the “Beneficial Ownership Blocker”). The “Beneficial Ownership Limitation” is 9.99% of the shares of common stock then issued and outstanding, which percentage may be changed at a holder’s election upon 61 days’ notice to the Issuer. The 5,501,389 shares of common stock reported in the table above as beneficially owned by Redmile Group, LLC in this Schedule 13G represents 9.99% of the outstanding shares of common stock based on (i) 51,989,359 shares of common stock outstanding as of March 20, 2023, plus (ii) 3,051,126 shares of common stock issuable upon exercise of certain of the Warrants, which due to the Beneficial Ownership Limitation is the maximum number of shares that could be issued upon exercise of the Warrants. Jeremy C. Green’s beneficial ownership of common stock is comprised of 2,095,820 shares of common stock owned by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares of common stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker, Mr. Green may also be deemed to beneficially own 21,312,140 shares of common stock issuable upon exercise of the Warrants. Pursuant to the terms of the Warrants, the Issuer may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, if the Beneficial Ownership Blocker applies. Subject to the Beneficial Ownership Blocker, RedCo II Master Fund, L.P. beneficially owns 12,755,102 shares of common stock issuable upon exercise of the Warrants directly held by RedCo II Master Fund, L.P. Pursuant to the terms of the Warrants, the Issuer may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, if the Beneficial Ownership Blocker applies. The shares of common stock reported as beneficially owned by RedCo II Master Fund, L.P. in this Schedule 13G represent the 3,405,569 shares of common stock that could be issued to RedCo II Master Fund, L.P. upon exercise of certain of the Warrants directly held by RedCo II Master Fund, L.P. under the Beneficial Ownership Blocker. Redmile Strategic Trading Sub, Ltd. beneficially owns 2,808 shares of common stock and 2,720,692 shares of common stock issuable upon exercise of the Warrants directly held by Redmile Strategic Trading Sub, Ltd.

(7)
This information is based solely on the information reported on the Schedule 13G/A filed on February 14, 2023 by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Associates, Inc. has sole voting power over 1,276,167 shares of common stock and sole dispositive power over 7,035,020 shares of common stock and may be deemed to beneficially own 7,672,398 shares of common stock. T. Rowe Price New Horizons Fund, Inc. has sole voting power over 3,298,168 shares of common stock and may be deemed to beneficially own 3,298,168 shares of common stock.

(8)
This information is based solely on the information reported on the Schedule 13D filed on February 14, 2023 by Samsara BioCapital, L.P. (“Samsara LP”), Samsara BioCapital GP, LLC (“Samsara GP” and together with Samsara LP, the “Samsara Entities”), the sole general partner of Samsara LP, and Srinivas Akkaraju (“Mr. Akkaraju” and together with the Samsara Entities, the “Reporting Persons”), managing member of Samsara GP. The shares of common stock consists of (i) 4,598,828 shares held by Samsara LP and (ii) 1,064,804 shares issuable upon exercise of warrants held by Samsara LP. Samsara GP is the general partner of Samsara LP and Mr. Akkaraju is the managing member of Samsara GP. Samsara LP, Samsara GP and Mr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the securities held by Samsara LP. The beneficial ownership percentage is based on 51,989,359 shares of our common stock outstanding as of March 20, 2023.

(9)
Consists of: 12,500 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(10)
Consists of: (i) 17,229 shares of common stock and (ii) 196,623 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(11)
Consists of: (i) 36,662 shares of common stock and (ii) 146,092 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(12)
Consists of: (i) 45,749 shares of common stock and (ii) 158,665 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(13)
Consists of: (i) 380,491 shares of common stock owned by the Mahanthappa-Talland Revocable Trust, of which Dr. Mahanthappa and Valentine Talland are trustees and who hold joint voting and dispositive power and are equal beneficiaries of the trust, (ii) 33,595 shares of common stock (iii) 348,065 shares of common stock underlying options exercisable within 60 days of March 20, 2023 and (iv) 50,000 shares of common stock underlying restricted stock units that will vest within 60 days of March 20, 2023.

(14)
Consists of: (i) 290,595 shares of common stock and (ii) 169,198 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(15)
Consists of: (i) shares described in footnote (8) above and (ii) 14,000 shares of common stock underlying options exercisable within 60 days of March 20, 2023. Srinivas Akkaraju, one of our directors, is a managing member of Samsara GP. Samsara, LP, Samsara GP and Dr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the shares held by Samara LP.

(16)
Consists of 1,555 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(17)
Consists of: (i) the shares described in footnote (2) above and (ii) 51,274 shares of common stock underlying options exercisable within 60 days of March 20, 2023. Kristina Burow, one of our directors, is a managing director at ARCH Venture Partners. Ms. Burow owns an interest in ARCH Partners VIII but does not have voting or investment control over the shares held by ARCH Partners VIII, and disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the fund is 8755 West Higgins Road, Suite 1025, Chicago, Illinois 60631.

(18)
Consists of: (i) 9,013 shares of common stock and (ii) 56,089 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(19)
Consists of: (i) 37,459 shares of common stock and (ii) 52,588 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(20)
Consists of: (i) the shares described in footnote (4) above, (ii) 7,441 shares of common stock and (iii) 51,274 shares of common stock underlying options exercisable within 60 days of March 20, 2023. Mr. Nashat is a managing member of PVM VI, the general partner of each of PVP VI and PVPFF VI and shares voting and investment control with respect to the shares held by each of PVP VI and PVPFF VI. Mr. Nashat disclaims beneficial ownership of all shares held by each of PVP VI and PVPFF VI, except to the extent of his pecuniary interest therein.

(21)
Consists of 11,266 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(22)
Consists of: (i) 9,455 shares of common stock and (ii) 42,429 shares of common stock underlying options exercisable within 60 days of March 20, 2023.

(23)
Includes 11,398,466 shares of common stock held or beneficially held by executive officers and directors, options to purchase 850,824 shares of common stock exercisable within 60 days of March 20, 2023 held by executive officers and directors and warrants to purchase 1,364,302 shares of common stock exercisable within 60 days of March 20, 2023 beneficially held by executive officers and directors.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Scholar Rock’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Scholar Rock’s independent registered public accounting firm, (3) the performance of Scholar Rock’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board of Directors.
Management is responsible for the preparation of Scholar Rock’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Scholar Rock’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Scholar Rock for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of Scholar Rock be included in Scholar Rock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF SCHOLAR ROCK HOLDING
CORPORATION
Joshua Reed
Richard Brudnick
Amir Nashat
May 1, 2023

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal, telephone (857) 259-3860. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 2, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 17, 2024 and no later than March 18, 2024. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024. Stockholder proposals and the required notice should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
To comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Annual Meeting, or April 17, 2023.
OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCHOLAR ROCK HOLDING CORPORATION 301 BINNEY STREET 3RD FLOOR CAMBRIDGE, MA 02142 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 20, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SRRK2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 20, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 P.M. Eastern Time on June 20, 2023. w TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V14270-P86991 KEEP THIS PORTION FOR YOUR RECORDS SCHOLAR ROCK HOLDING CORPORATION The Board of Directors recommends you vote FOR each of the following director nominees: For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 2: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. ! ! ! NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting via the Internet at www.virtualshareholdermeeting.com/SRRK2023 and vote during the meeting. Have your 16-digit control number available and follow the instructions. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1. To elect three Class II Directors, each to serve until the 2026 annual meeting of stockholders and until his successor has been duly elected and qualified. ! ! ! Nominees: David Hallal Kristina Burow Michael Gilman Ph.D

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Scholar Rock Holding Corporation to be held June 21, 2023: The Notice of Internet Availability, Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. V14271-P86991 SCHOLAR ROCK HOLDING CORPORATION Annual Meeting of Stockholders June 21, 2023 12:30 PM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jay T. Backstrom and Junlin Ho, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SCHOLAR ROCK HOLDING CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held by virtual-only meeting at 12:30 PM, Eastern Time on June 21, 2023 via a live webcast at www.virtualshareholdermeeting.com/SRRK2023, and any adjournments or postponements thereof. The stockholder(s) acknowledge(s) receipt from the Company prior to the execution of the proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, and revoke(s) any proxy heretofore given with respect to the annual meeting. THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER(S) WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. The votes entitled to be cast by the stockholder(s) will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the annual meeting to another time and/or place, that may properly come before the annual meeting or adjournment or postponement thereof. Continued and to be signed on reverse side